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                     FOR MSTGS OFFICIAL USE ONLY:     DATE RECEIVED: _ _-_ _-_ _
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MSTG SOLUTIONS                                    BOOKKEEPING SERVICE ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company: (if applicable)               E-Mail Address:
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Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:               Fax No.:                   Mobile No.:
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          INDEPENDENT REPRESENTATIVE INFORMATION - SERVICE(S) SOLD BY:
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First Name:       Last Name:       Representative I.D. No:     Phone No.:
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                               SERVICE(S) ORDERED
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_____ BOOKKEEPING SERVICE - $50 SETUP, $39.95 MONTHLY
     o    Record-keeping of items of income and expenses
     o    Quarterly and Yearly Financial Statements upon request
     o    General Ledger Posting Entries including account reconciliation

_____ TAX PREPARATION SERVICE - ADD $10.00 MONTHLY
     o    Year-End Tax Preparation for individual or corporation

TOTAL AMOUNT TO BE CHARGED:       SETUP $__ __.__ __      MONTHLY $__ __.__ __

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             METHOD OF PAYMENT (PLEASE CHECK THE APPROPRIATE SPACE)
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___ CHECK or MONEY ORDER (please make checks payable to MSTG SOLUTIONS, INC.)
___ CREDIT CARD (please check one)
     ___ VISA
     ___ MASTERCARD
     ___ AMERICAN EXPRESS
     ___ DISCOVER
                             CREDIT CARD INFORMATION
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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                                        I  authorize  MSTG  Solutions,  Inc.  to
                                        charge my debit / credit card for the amount(s) no greater than the "Total
                                        Amount to Be Charged" indicated above.


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                                        ACCOUNT HOLDER SIGNATURE
          CARD IMPRINT SPACE:
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                    TERMS, CONDITIONS AND CANCELLATION POLICY
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I hereby  accept  these  terms and  conditions  until I cancel the  service,  in writing, with a 30-day notice. I will be billed once a month. I understand that I must complete and sign the Engagement Letter, and send it to M.S.T.G. Solutions, Inc. in order for bookkeeping services to start. In addition, I will submit my source information no later than the 15th of the following month for bookkeeping to be done in the previous month. Any bookkeeping that needs to be done prior to the month of purchase will be an additional charge that M.S.T.G. Solutions, Inc. may choose negotiate on a case by case basis. I have read the Terms, Conditions and Cancellation Policy and hereby waive my three day right of rescission, if applicable.


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PRINT NAME                    CUSTOMER SIGNATURE                    DATE

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